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Exhibit 99.1

Serologicals Corporation 2005 Incentive Plan

SECTION 1. PURPOSE OF THE PLAN

        The purpose of the Serologicals Corporation 2005 Incentive Plan is to further the interests of Serologicals Corporation and its stockholders by providing short- and long-term performance incentives to those key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

SECTION 2. DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)    "Award" means any Option, Deferred Stock Unit, Performance Share Unit, Restricted Stock, Restricted Stock Unit, SAR, Other Stock-Based Award, or cash payments granted to a Participant under the Plan.

          (b)    "Award Agreement" means the written agreement, instrument or document evidencing an Award.

          (c)    "Board" means the Board of Directors of the Company.

          (d)    "Cause" shall have the meaning given such term in the applicable Award Agreement or, if not defined in the applicable Award Agreement, as defined in the employment, consulting or other similar agreement between the Participant and the Company or any Subsidiary in effect at the applicable time, or if there is no employment, consulting or other similar agreement in effect at the applicable time, "Cause" shall mean: (i) an act of dishonesty causing harm to the Company or any Subsidiary in effect at the applicable time; (ii) the knowing disclosure of confidential information relating to the Company's or any Subsidiary's business; (iii) reporting to work under the influence of alcohol or narcotic or illegal drugs or testing positive for illegal drug usage; (iv) conviction of, or a plea of nolo contendere with respect to, a felony; (v) the willful refusal to perform, or the gross neglect of, the duties assigned to the Participant; (vi) the Participant's willful breach of any law that, directly or indirectly, affects the Company or any Subsidiary; (vii) the Participant's material breach of his or her duties following a Change of Control that do not differ in any material respect from the Participant's duties and responsibilities during the 90-day period immediately prior to such Change of Control (other than as a result of incapacity due to physical or mental illness), which is demonstrably willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company, and which is not remedied in a reasonable period after receipt of written notice from the Company or any Subsidiary specifying such breach. If "Cause" is defined in both an employment, consulting or other similar agreement and an Award Agreement, the meaning thereof in the employment, consulting or other similar agreement shall control, unless otherwise specified in the Award Agreement.

          (e)    "Change of Control"

            (i)    means and includes each of the following for purposes of vesting in an Award and the payment of any Award other than a Deferred Stock Unit, Performance Share Unit, Restricted Stock Unit, SAR or other Award subject to Section 409A of the Code:

              (A)    the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary or (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (I) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 35% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (II) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board;

              (B)    a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors;

              (C)    the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              (D)    the consummation of (I) a complete liquidation of the Company or (II) a sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

    Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

            (ii)    means and includes a "change in control event" as defined in Section 409A of the Code or the guidance issued thereunder for purposes of the payment of any Award that is a Deferred Stock Unit, Performance Share Unit, Restricted Stock Unit, SAR or other Award subject to Section 409A of the Code.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g)    "Committee" means the Compensation and Human Resources Committee of the Board.

          (h)    "Company" means Serologicals Corporation.

          (i)    A "Continuing Director" means, as of any date of determination, any member of the Board who (i) was a member of such Board on the date that was 24 months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

          (j)    "Deferred Stock Unit" means an Award granted to a Participant pursuant to Section 6(c) that shall be valued in reference to the market value of a share of Stock (plus any distributions on such Stock that shall be deemed to be re-invested when made) and may be payable in cash or Stock.

          (k)    "Disability" means (i) for any purpose other than payment of any Award that is a Deferred Stock Unit, Performance Share Unit, Restricted Stock Unit, SAR or other Award subject to Section 409A of the Code, "disability" as determined by the Committee, and (ii) for purposes of payment of any Award that is a Deferred Stock Unit, Performance Share Unit, Restricted Stock Unit, SAR or other Award subject to Section 409A of the Code, (A) a Participant's receipt of income replacement benefits for a period of not less than 3 months under an accident or health plan of the Company or a Subsidiary by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) if a Participant is not covered by an accident or health plan of the Company or a Subsidiary, a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (m)    "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the mean of the high and low sales prices of Stock on the next preceding day on which sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

          (n)    "Full-Value Award" means a Deferred Stock Unit, Performance Share Unit, Restricted Stock, Restricted Stock Unit and any Other Stock-Based Award that the Committee determines more closely resembles a Deferred Stock Unit, Performance Share Unit, Restricted Stock, or Restricted Stock Unit than an Option or SAR; provided, however, that an SAR that is settled in stock on a net basis shall be a "full-value award".

          (o)    "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

          (p)    "Option" means a right granted to a Participant pursuant to Section 6(b) or (c) to purchase Stock at a specified price during a specified time period. An Option granted to a Participant pursuant to Section 6(b) may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

          (q)    "Other Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to, the market value of Stock, other than an Option, Deferred Stock Unit, Performance Share Unit, Restricted Stock, Restricted Stock Unit, or SAR.

          (r)    "Participant" means each key employee, non-employee director, contractor or consultant selected by the Committee pursuant to Section 3(a) to receive an Award pursuant to the Plan.

          (s)    "Performance Cycle" means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

          (t)    "Performance Goal" means the goal or goals, if any, established by the Committee based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Committee: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets.

  Performance Goals may be based (as the Committee deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Committee, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Committee sets Performance Goals that are intended for "performance-based compensation" within the meaning of Section 162(m) of the Code, the Committee shall establish the general objective rules that the Committee will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Committee may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Committee deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Committee regarding such goals.

          (u)    "Performance Share Unit" means a unit granted pursuant to Section 6(d), the value of which is equal to the Fair Market Value of one share of Stock and which is payable in cash or Stock or a combination of both upon the achievement of one or more specified Performance Goals within a specified Performance Cycle reflected by such grant.

          (v)    "Plan" means this 2005 Incentive Plan of the Company, as amended from time to time.

          (w)    "Prior Plan" means the Serologicals Corporation Stock Incentive Plan, which was adopted by the Company's stockholders at an Annual Meeting of stockholders that was held on May 8, 2001.

          (x)    "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(e) that may be subject to certain restrictions and to a risk of forfeiture.

          (y)    "Restricted Stock Unit" means a unit granted pursuant to Section 6(f), the value of which is equal to the Fair Market Value of one share of Stock and which is payable in cash or Stock or a combination of both following the lapse of restrictions thereon reflected by such grant.

          (z)    "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(g) to be paid an amount measured by the appreciation in the Fair Market Value of a share of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Stock, as determined by the Committee.

          (aa)    "Specified Employee" means a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company or a Subsidiary.

          (bb)    "Stock" means the common stock, $0.01 par value, of the Company.

          (cc)    "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

SECTION 3. ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company.

        Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees, non-employee directors, contractors and consultants who will receive Awards pursuant to the Plan; (b) to determine the type or types of Awards to be granted to each Participant; (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to executive officers of the Company the authority to perform such functions, including, without limitation, the selection of Participants and the grant of Awards, to the extent permitted under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and applicable law; provided, however, that the Committee may not delegate the authority to grant Awards, perform such functions or make any determination affecting or relating to the executive officers of the Company.

SECTION 4. PARTICIPATION IN THE PLAN

        Participants in the Plan shall be key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries selected by the Committee to receive an Award; provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options that are intended to qualify as ISOs.

SECTION 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

          (a)    Subject to the provisions of Section 8, the aggregate number of shares of Stock available for issuance pursuant to Awards under the Plan shall be 10,000,000 shares, increased for remaining available shares under the Prior Plan plus any shares of Stock that are represented by awards under the Prior Plan that are outstanding on the effective date of the Plan and that subsequently are forfeited, canceled or expire unexercised (the "Share Authorization"). To the extent that a share of Stock is subject to an outstanding Full-Value Award, such share shall reduce the Share Authorization by two shares of Stock, and to the extent that a Share is subject to an outstanding Option, SAR or Other Stock-Based Award not treated as a Full-Value Award, such share shall reduce the Share Authorization by one share of Stock.

          (b)    No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares that may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the Share Authorization. If an Award is forfeited, paid in cash or otherwise terminated for any reason whatsoever without an actual issuance of shares to the Participant or if any shares issued pursuant to an Award are forfeited, the remaining number of shares available for Awards pursuant to the Share Authorization shall be increased by the number of shares subtracted from the Share Authorization with respect to the forfeited, cashed-out or terminated Award, to the extent of any such forfeiture, cash-out, or termination. The shares attributable to the forfeited, terminated or cashed-out Awards shall again be available for Awards under the Plan. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on an Award or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tendered or retained shall not become or again be, as the case may be, included in the Share Authorization.

          (c)    Subject to the provisions of Section 8, the maximum number of shares of Stock that may be issued pursuant to ISOs shall not exceed 655,200 shares.

          (d)    Subject to the provisions of Section 8, no Participant shall be granted in any calendar year (i) Options to purchase more than 500,000 shares of Stock, (ii) SARs with respect to more than 500,000 shares of Stock, (iii) more than 200,000 shares of Restricted Stock, (iv) Restricted Stock Units with respect to more than 100,000 shares of Stock, (v) Performance Share Units with respect to more than 100,000 shares of Stock, or (vi) Other Stock-Based Awards with respect to more than 500,000 shares of Stock for Other Stock-Based Awards that are not Full-Value Awards and with respect to more than 200,000 shares of Stock for Other Stock-Based Awards that are Full-Value Awards. The maximum short-term incentive bonus award that may be paid to any Participant in any calendar year under Section 6(h) is $2,500,000. Notwithstanding the foregoing, the Committee may make an Award without regard to the foregoing limitations in connection with the initial employment of a person selected by the Committee to become a Participant, if the Committee determines, in its discretion, that making a grant in excess of the foregoing limitations is in the best interests of the Company and its stockholders.

          (e)    The Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

SECTION 6. AWARDS

          (a)    General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant. All Awards shall be evidenced by an Award Agreement.

          (b)    Options. The Committee may grant Options to Participants on the following terms and conditions:

            (i)    The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(b)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

            (ii)    The Committee shall determine (A) the time or times at which an Option may be exercised in whole or in part; (B) whether the exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Stock, by any combination of cash and shares of Stock, or in other property; (C) the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements; and (D) the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to a Participant upon the exercise of an Option; all to the extent permitted by applicable law, and to the extent such feature or method does not result in accounting treatment that the Committee, in its discretion, determines could adversely affect the Company (or any Subsidiary).

            (iii)    The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than 10 years after the effective date of the Plan.

            (iv)    Subject to the provisions of Section 8, the Committee may not reset or reduce the exercise price of any Option below the Fair Market Value of the Stock at the time such Option was granted, or modify, amend, exchange or replace any Option such that the effect is to reset or reduce the exercise price, without prior approval of the stockholders of the Company.

          (c)    Deferred Stock Units. The Committee is authorized to award Deferred Stock Units to Participants in lieu of payment of a bonus or other Award if so elected by a Participant under such terms and conditions as the Committee shall determine consistent with this Section 6(c) and Section 7(a), including terms that provide for the grant of Deferred Stock Units valued in excess of the bonus or Award deferred. A Participant must make an election to receive Deferred Stock Units in the calendar year before the calendar year in which the services related to the Award are first performed. The Committee, may require a Participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or Stock that otherwise would be due to such Participant in payment or settlement of an Award under the Plan, to the extent consistent with Section 409A of the Code. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in Stock equivalents.) Settlement of any Deferred Stock Units shall be made in a single sum of cash or Stock as provided in Section 7(a).

          (d)    Performance Share Units. The Committee is authorized to grant Performance Share Units to Participants on the following terms and conditions:

            (i)    The Committee acting in its absolute discretion may grant Performance Share Units to Participants from time to time. Each such Performance Share Unit grant shall be evidenced by an Award Agreement, which shall set forth the number of Performance Share Units granted to the Employee, the Performance Goal or Goals, the Performance Cycle and such other terms and conditions of the grant as the Committee acting in its absolute discretion deems appropriate.

            (ii)    Except for dividend equivalent adjustments made by the Committee for stock dividends in accordance with Section 8, there shall be no adjustment to Performance Share Units for dividends paid by the Company.

            (iii)    Payment of vested Performance Share Units shall be made in a single sum of cash or Stock or a combination thereof as soon as practicable after the Committee certifies that such Award is payable, but in no event later than 2 1/2 months after the calendar year in which the Performance Cycle ends. It is intended that a Performance Share Unit Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

          (e)    Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i)    Restricted Stock awarded to a Participant shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, and such restrictions on transferability and other restrictions (which may include Performance Goals) for such periods as the Committee may establish.

            (ii)    Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods, unless otherwise provided in the Award Agreement.

            (iii)    Restricted Stock awarded under the Plan shall be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

            (iv)    Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

          (f)    Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Participants on the following terms and conditions:

            (i)    The Committee acting in its absolute discretion may grant Restricted Stock Units to Participants from time to time. Each such Restricted Stock Unit grant shall be evidenced by an Award Agreement, which shall set forth the number of Restricted Stock Units granted to the Employee, the date or dates and any other terms and conditions on which the Restricted Stock Units may vest and such other terms and conditions of the grant as the Committee acting in its absolute discretion deems appropriate.

            (ii)    Except for dividend equivalent adjustments made by the Committee for stock dividends in accordance with Section 8, there shall be no adjustment to Restricted Stock Units for dividends paid by the Company.

            (iii)    Payment of vested Restricted Stock Units, or, if a Restricted Stock Unit Award is subject to partial vesting, the vested portion of such Award, shall be made in a single sum of cash or Stock or a combination thereof as soon as practicable after the Restricted Stock Units or portion of the Award vests, but in no event later than 2 1/2 months after the calendar year in which vesting occurs. It is intended that a Restricted Stock Unit Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

          (g)    Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

            (i)    A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of a share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(b)) shall not be less than the Fair Market Value of a share of Stock on the date of grant.

            (ii)    The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. If the Committee grants a SAR that may be settled in cash and it is determined that the SAR is subject to Section 409A of the Code, the SAR shall be payable in a single sum in accordance with Section 7(a).

          (h)    Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants cash payments, including short-term incentive bonus awards, whether awarded separately or as a supplement to any other Award. The Committee shall determine the terms and conditions of such cash payment Awards.

            (i)    The Committee acting in its absolute discretion may make cash payment Awards subject to one or more Performance Goals that the Committee deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Award is a short-term incentive bonus that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the right to receive such Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Committee in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

            (ii)    The Committee shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code have been met and shall determine the cash payment Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Committee certifies that a cash payment Award is payable to a Participant for any Performance Cycle, such Award shall be paid in cash as soon as practical after such certification has been made, but in no event later than 2 1/2 months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a cash payment Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

          (i)    Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Other Stock-Based Awards instead of or in addition to Options, Deferred Stock Units, Performance Share Units, Restricted Stock, Restricted Stock Units, and SARs, as deemed by the Committee to be consistent with the purposes of the Plan and permissible under applicable local law. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

SECTION 7. ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

          (a)    Section 409A Compliance. To the extent an Award is subject to Section 409A of the Code, such Award shall be paid as provided in the Award Agreement on the earliest to occur of

    •
    death,

    •
    Disability,

    •
    separation from service with the Company and all of its affiliates or, in the case of a Specified Employee, 6 months after a separation from service with the Company and all of its affiliates,

    •
    a "change in control event" (within the meaning of Section 409A of the Code), or

    •
    a fixed date as specified by the Committee in the applicable Award Agreement.

  Payment of an Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

          The Company intends that the Plan and any Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the "Requirements"), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under such Awards (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Section 7(a). If any provision of the Plan is found to be in violation of the Requirements, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render such provision in conformity with the Requirements, or shall be deemed excised from the Plan, and the Plan shall be construed and enforced to the maximum extent permitted by the Requirements as if such provision had been originally incorporated in the Plan as so modified or restricted, or as if such provision had not been originally incorporated in the Plan, as the case may be.

          (b)    Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or (except as provided in Section 6(b)(iv)) in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards.

          (c)    Exchange and Buy-Out Provisions. The Committee at any time may offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(b)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

          (d)    Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option (including any Director Option) or SAR exceed a period of 10 years from the date of its grant (or in the case of any ISO, such shorter period as may be applicable under Section 422 of the Code).

          (e)    Compliance with Code Section 162(m). The Committee shall have full and absolute discretion to determine whether an Award granted under this Plan is intended to comply with Section 162(m) of the Code and the regulations issued thereunder.

          (f)    Change of Control. Except to the extent otherwise provided in an Award Agreement or a change in control or severance agreement with the Company or a Subsidiary, in the event of a Change of Control, (i) all outstanding Option, SAR, Restricted Stock, and Restricted Stock Unit Awards that are not yet vested or exercisable, or that are subject to restrictions, shall become immediately 100% vested or free of any restrictions as of the date of the Change of Control, unless such Awards are assumed or replaced by an acquiring company or the surviving company in a merger, and (ii) all outstanding Performance Share Units and short-term incentive cash bonus Awards shall be paid at a percentage (not to exceed 100%) of target where the percentage is determined by dividing (i) the sum of 365 and the number of calendar days that have passed in the Performance Cycle by (ii) the total number of calendar days in the Performance Cycle. If an Option, SAR, Restricted Stock or Restricted Stock Unit Award is assumed or replaced by the acquiring or surviving company and the employment of the Participant is terminated for any reason other than Cause within 18 months after the date of the Change of Control, any such outstanding Awards shall become 100% vested or free of any restrictions as of the date the Participant's employment is terminated.

SECTION 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION IN CERTAIN EVENTS

        In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust (i) the number and kind of shares of Stock that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan and the share limits specified in Section 5, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award.

        In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code to the extent that such adjustment would adversely affect the status of the Award as such.

SECTION 9. GENERAL PROVISIONS

          (a)    Changes to the Plan and Awards. The Board may amend, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except to the extent (i) approval of the Company's stockholders is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted or (ii) the Board, in its discretion, determines to submit such changes to the stockholders for approval, and the Committee may waive any conditions or rights under, or amend, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no amendment, suspension, discontinuation, or termination of the Plan or any Award or Award Agreement may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto, except to the extent required to comply with Section 409A of the Code.

          (b)    No Right to Award or Employment. No employee, non-employee director, contractor or consultant or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or shall be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period.

          (c)    Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted or any payment relating to an Award, including from a distribution of Stock or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee deems advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

          (d)    Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Award or right shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

          (e)    No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

          (f)    Securities Law Requirements. The Committee may require, as a condition to the right to exercise any Award, or the vesting or lapse of restrictions on an Award, that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

          (g)    Termination. The Plan shall terminate upon the earlier of (i) the adoption of a resolution by the Committee terminating the Plan or (ii) 12 years from the date the Plan is initially approved by the stockholders of the Company at the 2005 Annual Meeting of Stockholders.

          (h)    Prior Plan. The Plan replaces and supersedes the Prior Plan, and the Prior Plan automatically shall terminate as of the date the stockholders approve the Plan, except that such termination shall not affect any grants or awards then outstanding under the Prior Plan.

          (i)    Fractional Shares. The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

          (j)    Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise, such grant of authority or discretion would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

          (k)    Effective Date. The effective date of the Plan shall be the date of its adoption by the Board; provided the stockholders of the Company (acting at a duly called meeting of such stockholders) approve such adoption within 12 months of such effective date. Any Award granted before such stockholder approval automatically shall be granted subject to such approval. No Stock shall be issued pursuant to the Plan prior to approval of the Plan by the stockholders.

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  Exhibit 99.1
Serologicals Corporation 2005 Incentive Plan